EXPERIENCE

PROSPECTUS

September 28, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Smith Barney Institutional Cash Management Fund Inc.

Cash Portfolio

Government Portfolio

Municipal Portfolio

Class B Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Smith Barney

Institutional Cash Management Fund Inc.

Contents

You should know: An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that each portfolio will be able to maintain a stable net asset value of $1.00 per share.

Investments, risks and performance

Each portfolio described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each portfolio also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment objectives

Cash Portfolio and Government Portfolio each seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Municipal Portfolio seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.

Principal investment strategies

Key investments

Cash Portfolio

Cash Portfolio invests in high quality, U.S. dollar denominated short-term debt securities, primarily commercial paper and obligations of financial institutions, such as certificates of deposit, bankers’ acceptances, or time deposits of U.S. banks with total assets greater than $1 billion (or the equivalent in other currencies in the case of foreign banks). Either the principal amount of each obligation is fully insured by the Federal Deposit Insurance Corporation (“FDIC”) or the issuing bank has more than $100 million of working capital or more than $1 billion of total assets. Cash Portfolio also may invest in obligations issued by the U.S. Government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. Cash Portfolio invests at least 25% of its total assets in obligations of domestic and foreign banks.

Cash Portfolio also may invest in asset-backed securities, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or adjustable rates. Cash Portfolio limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries.

Government Portfolio

Government Portfolio invests exclusively in short-term U.S. Government obligations, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and U.S. Treasury securities and related repurchase agreements.

Municipal Portfolio

As a matter of fundamental policy, under normal circumstances, Municipal Portfolio invests at least 80% of its net assets in high quality, short-term investment grade municipal securities whose interest is exempt from regular federal income taxes. These include securities issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to regular federal income tax. These

2         Legg Mason Partners Funds

securities may pay interest at fixed, variable or floating rates. Municipal Portfolio may invest up to 20% of its net assets in securities the interest on which is subject to regular federal income tax.

Municipal Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If Municipal Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal.

Minimum credit quality

The portfolios invest only in high quality securities, which are those rated by a nationally recognized statistical rating organization in one of its two highest short-term rating categories or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

Each portfolio invests exclusively in securities having remaining maturities of 397 days or less. Each portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.

Structured securities

Structured securities are securities whose payment and credit qualities derive solely from the assets embedded in the structure from which they are issued. Municipal Portfolio may invest up to 20% of its assets in three types of structured securities that have elements of derivative instruments: tender option bonds, partnership interests and swap-based securities. Swap-based securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond fixed interest rate for a floating or variable, short-term municipal interest rate.

Portfolio holdings

Each portfolio’s policies and procedures with respect to the disclosure of the portfolio’s securities are described in the statement of additional information (“SAI”).

Each portfolio may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Selection process

In selecting investments for the portfolios, the subadviser looks for:

■	The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
■	Issuers it believes offer minimal credit risk
■	Maturities consistent with the subadviser’s outlook for interest rates

Smith Barney Institutional Cash Management Fund Inc.         3

Principal risks of investing in the portfolios

All investments involve some degree of risk. However, each portfolio is a “money market fund” and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the Board of Directors based on special rules for money market funds adopted under federal law.

An investment in a portfolio is not a bank deposit and is not issued or guaranteed by the FDIC or any other government agency. Although each portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a portfolio, or a portfolio could underperform other short-term debt instruments or money market funds, if:

■	Interest rates rise, causing the value of the portfolio’s investments to decline.
■	An issuer or guarantor of the portfolio’s securities defaults, or the security’s credit rating is downgraded.
■	The subadviser’s judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.
■	With respect to Municipal Portfolio only, municipal securities fall out of favor with investors or unfavorable legislation affects the tax-exempt status of municipal securities.

Cash Portfolio invests at least 25% of its assets in obligations of domestic and foreign banks and, as a result, is more susceptible to events affecting the banking industry. The value of Cash Portfolio’s foreign securities may decline because of unfavorable government actions or political instability.

It is possible that some of Municipal Portfolio’s income distributions may be, and distributions of any capital gains generally will be, subject to regular federal income tax. Municipal Portfolio’s income distributions may be subject to the federal alternative minimum tax. In addition, distributions of Municipal Portfolio’s income and capital gains generally will be subject to state income taxation. While not expected, Municipal Portfolio may realize taxable gains on the sale of its securities.

Structured securities, unlike other types of derivatives, are not designed to leverage a portfolio or increase its exposure to interest rate risk. Investments in structured securities raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. These issues could be resolved in a manner that could hurt the performance of Municipal Portfolio.

Municipal Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager, the subadviser nor the portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to portfolio shareholders could be recharacterized as taxable.

Who may want to invest

Cash, Government and Municipal Portfolios each may be an appropriate investment if you:

■	Are seeking current income
■	Are looking to allocate a portion of your assets to money market securities, or an investment with lower risk than most other types of portfolios

4         Legg Mason Partners Funds

In addition, Municipal Portfolio may be an appropriate investment if you:

■	Are a taxpayer in a high U.S. federal tax bracket seeking current income exempt from regular federal taxation
■	Are willing to accept the risks of short-term municipal securities

Performance information

The following shows summary performance information for the portfolios in a bar chart and an Average Annual Total Returns table. The bar charts and Average Annual Total Returns table show the performance of each of the portfolio’s Class A Shares for each of the past ten calendar years because as of December 31, 2005 there were no Class B shares outstanding for any portfolio. The total returns for Class B shares would be lower than those of Class A shares to the extent Class B shares pay shareholder services fees and otherwise have different fees and expenses. The total returns shown have not been restated to reflect the different fees and expenses applicable to Class B shares. Class A shares are not offered in this prospectus. The information provides an indication of the risks of investing in the portfolios by showing changes in their performance from year to year and by showing how the portfolios’ average annual returns compare with the returns of the 90-day Treasury Bill Index. The portfolios’ past performance is not necessarily an indication of how the portfolios will perform in the future.

Total Return for Cash Portfolio — Class A Shares

Quarterly returns (Class A Shares):

Highest: 1.64% in 3rd quarter 2000; Lowest: 0.22% in 1st quarter 2004

Year to date: 2.26% through 6/30/06

Smith Barney Institutional Cash Management Fund Inc.         5

Total Return for Government Portfolio — Class A Shares

Quarterly returns (Class A Shares):

Highest: 1.60% in 3rd quarter 2000; Lowest: 0.21% in 2nd quarter 2004

Year to date: 2.21% through 6/30/06

Total Return for Municipal Portfolio — Class A Shares

Quarterly returns (Class A Shares):

Highest: 1.05% in 4th quarter 2000; Lowest: 0.18% in 3rd quarter 2003

Year to date: 1.54% through 6/30/06

6         Legg Mason Partners Funds

Average Annual Total Returns (Class A Shares) for the periods ended December 31, 2005

Fund	1 Year	5 Years	10 Years	Since Inception	Inception Date
Cash Portfolio	3.12%	2.22%	3.89%	3.99%	6/16/95

Government Portfolio	3.04%	2.11%	3.77%	3.87%	6/16/95

Municipal Portfolio	2.23%	1.63%	2.56%	2.63%	6/16/95

90 day T-Bill	3.07%	2.11%	3.63%	N/A

7 day yield as of December 31, 2005

	Cash Portfolio	Government Portfolio	Municipal Portfolio
7 day yield for Class A shares*	4.08%	4.00%	3.15%

*	The 7 day yield for Class B shares would be lower than that of Class A shares to the extent Class B shares pay shareholder services fees and otherwise have different fees and expenses.

Smith Barney Institutional Cash Management Fund Inc.         7

Fee table

This table describes the fees and expenses you may pay if you buy and hold Class B shares of a portfolio. Since no Class B shares of the portfolios were outstanding for the fiscal year ended May 31, 2006, “Other expenses” are estimated based on expenses for Class A shares for the fiscal year ended May 31, 2006.

Shareholder Fees

(fees paid directly from your investment)	Cash Portfolio	Government Portfolio	Municipal Portfolio
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None	None

Annual Portfolio Operating Expenses

(expenses deducted from portfolio assets)	Cash Portfolio	Government Portfolio	Municipal Portfolio
Management fee(1)	0.22%	0.25%	0.23%

Service fees	0.25%	0.25%	0.25%

Other expenses	0.03%	0.06%	0.03%

Total annual portfolio operating expenses(1)	0.50%	0.56%	0.51%

(1)	The manager has voluntarily agreed to limit total annual operating expenses, exclusive of certain other expenses, to 0.23% of each portfolio’s average daily net assets. Each portfolio has a fee schedule that reduces the investment management fees payable on assets in excess of $1 billion as follows: 0.250% on assets up to and including $1 billion; 0.225% on assets over $1 billion and up to and including $2 billion; 0.200% on assets over $2 billion and up to and including $5 billion; 0.175% on assets over $5 billion and up to and including $10 billion; and 0.150% on assets over $10 billion. This management fee schedule went into effect on October 1, 2005, and “Management fees” in the table above have been restated to reflect the new schedule.

Actual management fees for the fiscal year ended May 31, 2006 were 0.19%, 0.16% and 0.19% for Cash Portfolio, Government Portfolio and Municipal Portfolio, respectively, and “total annual portfolio expenses” for each portfolio for the fiscal year ended May 31, 2006 were 0.22%. Subject to the cap on total annual operating expenses, the manager may change or eliminate these management fee waivers at any time. The manager may terminate the 0.48% limit on total annual operating expenses on 14 days’ prior notice to shareholders.

Example

This example is intended to help you compare the costs of investing in Class B shares of each portfolio with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the Class B shares of each portfolio for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of a portfolio’s future performance
■	You reinvest all distributions and dividends without a sales charge

8         Legg Mason Partners Funds

■	Each portfolio’s operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same
■	Redemption of your shares at the end of the period

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Cash Portfolio	$51	$160	$279	$629

Government Portfolio	$57	$179	$312	$701

Municipal Portfolio	$52	$163	$284	$639

Smith Barney Institutional Cash Management Fund Inc.         9

Management

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is each portfolio’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, provides advisory oversight and administrative services for each portfolio. LMPFA is a recently-organized investment adviser that has been formed to serve as the investment manager of each portfolio and other Legg Mason-sponsored funds.

LMPFA has designated Western Asset Management Company (“Western Asset”) as a subadviser for each portfolio. Western Asset is responsible for the day-to-day management of the portfolios, subject to the supervision of the manager. Western Asset, established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, serves as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2006, Western Asset’s total assets under management were approximately $512 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Management fees

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was each portfolio’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason. For the fiscal year ended May 31, 2006, SBFM received management fees, after applicable voluntary waivers and reimbursements, from each portfolio equal to the percentage of the average daily net assets of the portfolio listed below:

Portfolio	Effective Fee Rate
Cash Portfolio	0.19%
Government Portfolio	0.16%
Municipal Portfolio	0.19%

A discussion regarding the basis for the Board’s approval of each portfolio’s management agreement with SBFM is available in each portfolio’s semi-annual report for the period ended November 30, 2005.

Other information

The fund’s Board on behalf of the portfolios has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the portfolios for organizational and governance purposes with other funds in the fund complex that are predominantly fixed-income funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies and the ability to change a portfolio’s investment objective without shareholder approval. Proxy materials describing these matters are expected to be

10         Legg Mason Partners Funds

mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Shareholder services plans

Each portfolio has adopted a shareholder services plan for its Class B shares. Under the plans, the portfolios will pay service fees. These fees will be an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include a portfolio’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a portfolio (each called a “Service Agent”). In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a portfolio to you. Please contact your Service Agent for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as each portfolio’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the portfolio, handles certain communications between shareholders and the portfolio and distributes dividends and distribution payable by the portfolio.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment manager to the portfolios, and Citigroup Global Markets Inc (“CGMI”), relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the portfolios (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts

Smith Barney Institutional Cash Management Fund Inc.         11

of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

12         Legg Mason Partners Funds

Buying shares

Financial institutions may purchase Class B shares of the portfolios as a record owner on behalf of fiduciary, agency or custody accounts. The minimum initial investment amount for each account is $1,000,000. Each additional investment must be no less than $50.

Through a Service Agent

You should contact a Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■ Specific portfolio being bought

■ Class of shares and dollar amount or number of shares being bought

You should pay for your shares through your brokerage account on the day you place your order. Your Service Agent may charge an annual account maintenance fee.

Through the portfolios

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from a portfolio.

■ Call Shareholder Services at 1-800-451-2010 for more information on establishing an account or purchasing additional shares.

■ Enclose a check to pay for the shares, or arrange for the wiring of federal funds to Shareholder Services by calling 1-800-451-2010. For initial purchases, complete and send an account application.

Effectiveness of purchase orders	When purchase orders are paid for in federal funds, or are placed by an investor with a sufficient balance in the investor’s brokerage account with a Service Agent, the order becomes effective on the day of receipt if the order is received prior to noon (Eastern time), which is the close of business for Municipal Portfolio, or 4:00 p.m. (Eastern time), which is the close of business for Cash and Government Portfolios, on any day on which a portfolio calculates its net asset value.

Smith Barney Institutional Cash Management Fund Inc.         13

Exchanging shares

You should contact your Service Agent to exchange into another portfolio. An exchange is a taxable transaction.

■ To qualify for the exchange privilege, you must exchange shares with a current value of at least $1,000.

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through Cash, Government or Municipal Portfolio, as the case may be. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (between 8:30 a.m. and noon for Municipal Portfolio) Eastern time.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address on page 15.

14         Legg Mason Partners Funds

Redeeming shares

Generally	Redemption requests received in proper form prior to 4:00 p.m. (noon for Municipal Portfolio) Eastern time are priced at the net asset value next determined. Redemption requests received after 4:00 p.m. (noon for Municipal Portfolio) Eastern time will not be accepted and a new redemption request must be submitted on the next day that the portfolio calculates its net asset value. If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

In a Brokerage Account	You may redeem shares by contacting your Service Agent. If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account in the form of federal funds on the same day that the redemption order was accepted and not reinvested without your specific instruction. You may have the proceeds sent in the form of federal funds wired on the same day to a bank account previously designated on your application form. If you change the bank account designated to receive the proceeds, you must submit in proper form a new account application with a signature guarantee. Alternatively, your redemption proceeds can be sent by check to your address of record normally within one day, but in no event more than three business days, after your request is received in proper form.

By telephone	If you have an account application on file with the transfer agent with the telephone privilege section properly completed, you may request redemptions by telephone on any day the NYSE is open. Call Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (between 8:30 a.m. and noon for Municipal Portfolio) Eastern time. If, however, you are unable to contact the transfer agent by telephone, you may contact your Service Agent to effect such redemption.

By mail

For accounts held directly at the portfolios, you may send written requests to the portfolio at the following address:

Smith Barney Institutional Cash Management Fund Inc.

(Specify portfolio)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■ The name of the portfolio and your account number

■ The class of shares and dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

Smith Barney Institutional Cash Management Fund Inc.         15

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the portfolio
■	Your account number
■	The class of shares and dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when the Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.

The transfer agent or Shareholder Services, on behalf of each portfolio, will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the portfolios nor its agents will bear any liability for these transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each portfolio has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the portfolio shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the portfolio reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your

16         Legg Mason Partners Funds

Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the portfolio may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

Subject to applicable law, a portfolio may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent, the transfer agent or consult the SAI.

Frequent purchases and redemptions of portfolio shares

Money market funds are often used by investors for short-term investments, in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board of Directors, on behalf of the portfolios, has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of portfolio shares. The Board also believes that money market funds, such as the portfolios are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between a portfolio’s yield and current market yields, which could have the effect of reducing the portfolio’s yield. In addition, frequent purchases and redemptions of the portfolio’s shares could increase the portfolio’s transaction costs and may interfere with the efficient management of the portfolio by the subadviser, which could detract from the portfolio’s performance.

The Boards of the various Legg Mason Partners non-money market funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the portfolios. If you plan to exchange your portfolio shares for shares of another Legg Mason Partners fund, please read the prospectus of that other Legg Mason Partners fund.

Share certificates

Share certificates will no longer be issued. If you currently hold share certificates of a portfolio, such certificates will continue to be honored. If you would like to return your share certificates to the portfolio and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the portfolios hold a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Smith Barney Institutional Cash Management Fund Inc.         17

Dividends, distributions and taxes

Dividends and distributions

Each portfolio intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. Each portfolio generally makes distributions of long-term capital gains, if any, once a year, typically in December. Each portfolio may pay additional distributions and dividends at other times if necessary for the portfolio to avoid a federal tax. Each portfolio expects dividends to be primarily from income. Dividends and capital gain distributions are reinvested in additional portfolio shares of the class you hold. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the portfolios.

Transaction	Federal tax status
Redemption or exchange of shares	Usually no gain or loss

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income (except for
Municipal Portfolio’s dividends attributable to tax-exempt interest and properly designated as “exempt-interest dividends,” which are generally excludable from gross income for regular federal income tax purposes)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in additional portfolio shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. Each portfolio anticipates that it will normally not earn or distribute any long-term capital gains. Gain or loss recognized upon the redemption or exchange of shares will generally be capital gain or loss. Each portfolio anticipates that no gain or loss will be recognized upon a redemption or exchange.

A portion of the exempt-interest dividends paid by Municipal Portfolio may be a tax preference item, includible in the income of a shareholder subject to the U.S. alternative minimum tax.

Municipal Portfolio may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in Municipal Portfolio’s ordinary income and will be ordinary income when it is paid to you.

18         Legg Mason Partners Funds

Municipal Portfolio’s investments in these and certain other debt obligations may cause Municipal Portfolio to recognize taxable income in excess of the cash received from such obligations. If this happens, Municipal Portfolio may be required to sell other investments in order to satisfy its distribution requirements.

After the end of each year, your Service Agent or the portfolios will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the portfolios with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds (other than tax-exempt dividends). Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the portfolios.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the portfolios.

Smith Barney Institutional Cash Management Fund Inc.         19

Share price

You may buy, exchange or redeem shares of a portfolio at its net asset value next determined after receipt of your request in good order. Each portfolio’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Municipal Portfolio calculates its net asset value at noon (Eastern time) every day the NYSE is open. Cash Portfolio and Government Portfolio each calculate their respective net asset values at 4:00 p.m. (Eastern time) every day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI.

Early close on certain days

On the day before certain holidays are observed, the bond markets or other primary trading markets for the portfolios may close early. If the Public Securities Association recommends an early close of the bond markets, the portfolios also may close early. On days the portfolios close early:

■	All orders received prior to the portfolios’ close will be processed as of the time the portfolios’ net asset value is next calculated.
■	Redemption requests received after 4:00 p.m. (noon for Municipal Portfolio) Eastern time will not be accepted and a new redemption request must be submitted on the next day that the portfolio calculates its net asset value.
■	Purchase orders received after the portfolios’ close will be processed the next business day.

Each portfolio uses the amortized cost method to value portfolio securities. Using this method, a portfolio constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the portfolio.

It is the responsibility of your Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

20         Legg Mason Partners Funds

Financial highlights

No financial information is presented for Class B shares since there were no Class B shares outstanding during the last five years for any of the portfolios.

Smith Barney Institutional Cash Management Fund Inc.         21

(Investment Company Act

file no. 811-9012)

FD0958 9/06

Cash Portfolio

Government Portfolio

Municipal Portfolio

Each an investment portfolio of Smith Barney Institutional Cash Management Fund Inc.

The portfolios’ website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about each portfolio’s investments. These reports discuss the market conditions and investment strategies that significantly affected each portfolio’s performance during its last fiscal year or period.

The portfolios send only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the portfolios and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the portfolios or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010, or by writing to the portfolios at Legg Mason Partners Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the portfolios are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the portfolios that is not in this prospectus, you should not rely upon that information. Neither the portfolios nor the distributors are offering to sell shares of the portfolios to any person to whom the portfolios may not lawfully sell their shares.